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                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.


                                FORM 8-K

                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) AUGUST 14, 1997
                                                     ---------------

                  ATLANTIC EXPRESS TRANSPORTATION CORP.
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         (Exact Name of Registrant as Specified in its Charter)

                                 NEW YORK
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              (State or Other Jurisdiction of Incorporation)

       PENDING                                        13-392-3467
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(Commission File Number)                   (I.R.S. Employer Identification No.)


         7 NORTH STREET, STATEN ISLAND, NEW YORK, 10302-1205
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       (Address of Principal Executive Offices)    (Zip Code)


                           (718) 442-7000
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       (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 14, 1997, Atlantic Express Transportation Corp. (the "Company"), a New York corporation, completed the acquisition of 100% of the common stock of Central New York Coach Sales & Service, Inc. ("Coach") and Jersey Bus Sales, Inc. ("Jersey") and certain related real property (together with Coach and Jersey, collectively, "Central"). The Company acquired Central pursuant to a Stock Purchase Agreement, dated as of June 30, 1997 (the "Stock Purchase Agreement"), by and among Central, Jersey, Thomas A. Denney ("TAD"), Marlene C. Denney ("MCD") and the Company. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         The Company acquired Central for total consideration of $31.7 million, consisting of (i) $26.5 million in cash (including the repayment of long-term indebtedness effective as of July 31, 1997); (ii) the assumption and repayment of $3.0 million of short-term indebtedness net of cash (as of March 31, 1997); and (iii) its agreement to issue a $2.2 million mortgage and note relating to the certain real property. The Company funded the acquisition of Central by using a portion of the sale $40.0 million aggregate principal amount of its 103/4% Senior Secured Notes due 2004.

         Central is the leading authorized distributor of school buses manufactured by Blue Bird Body Company, which is the leading manufacturer of school buses in North America. Central also currently operates 147 school buses in New Jersey. The Company intends to continue to operate the businesses of Central.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.*

    (b)  Pro Forma Financial Information.*

    (c)  The following exhibits are filed herewith:

         2.1 Stock Purchase Agreement, dated as of June 30, 1997, by and among Central New York Coach Sales & Service, Inc., Jersey Bus Sales, Inc., Thomas A. Denney, Marlene C. Denney and Atlantic Express Transportation Corp.


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*   It is impracticable for the Company to provide the required financial statements and pro forma financial information as of the date hereof. The Company will file the required financial statements and pro forma financial information no later than 60 days after the date hereof.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ATLANTIC EXPRESS TRANSPORTATION
                              CORP.



                             /s/Nathan Schlenker
                             ----------------------------------
                             Nathan Schlenker
                             Chief Financial Officer



Date: August 28, 1997

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                                    EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION                                       PAGE

2.1 Stock Purchase Agreement, dated as of June 30, 1997, by and among Central New York Coach Sales & Service, Inc., Jersey Bus Sales, Inc., Thomas A. Denney, Marlene C. Denney and Atlantic Express Transportation Corp.